UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $24.81 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $24.92.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Select Preferred and Income Fund at NAV[a]	14.51%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	19.90%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	9.24%
Blended benchmark—50% BofA Merrill Lynch US Capital Securities Index/50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	9.39%
S&P 500 Index[b]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark indices, which do not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. Distributions of capital decrease a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The BofA Merrill Lynch US Capital Securities Index is a subset of The BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Preferred securities performed well in the first half of 2012, both in absolute terms and compared with other fixed-income categories. The group was buoyed by demand for above-average income in an environment of slow economic growth and historically low interest rates, as well as a general betterment in the credit fundamentals of many financial companies. Preferreds also benefited from improvements in an already-strong supply/demand dynamic for these securities, as a Federal Reserve banking supervision release opened the door to more significant call activity.

Political uncertainty in Europe continued to drive volatility in financial markets, including preferreds. Sentiment on this front turned more positive in June, when Eurozone officials agreed on a plan to help Spain recapitalize its banks. This was followed by run-off elections in Greece, which rendered an outcome considered "best case" by market watchers. The winner was a pro-cooperation party (in terms of negotiations with the rest of Europe) that was able to form a coalition with similar parties.

Market fundamentals were favorable

Market technicals aided preferreds, with steady, strong demand being met with declining supply. The supply picture was affected by the Federal Reserve's June 7 release of Notices of Proposed Rulemaking, which endorsed many of the capital standards previously finalized by the Dodd-Frank Act and Basel III. One of these rules explicitly states that trust preferreds will begin losing Tier 1 capital status in 2013. This "capital event" news opened a window for U.S. banks to redeem certain trust preferreds at par, and U.S. banks quickly accelerated their redemptions of trust preferreds (an announced total of $24 billion post-notice).

Returns were positive across all sectors in the preferred index, led by banks and insurance companies, despite a recent compression in net interest margins related to a flatter yield curve. Working in favor of financial preferreds was continued steady improvement in bank credit fundamentals. For property & casualty insurance companies, earnings were aided by relatively favorable weather. Life insurance issuers were somewhat challenged by lower Treasury yields, which hindered their investment returns.

Real estate preferreds were one of the best-performing non-financial sectors. REITs continued to refinance preferreds with new issues at lower rates, and otherwise demonstrated strong access to capital through various sources. Utilities and telecommunications preferreds had relatively modest gains. From a regional standpoint, dollar-denominated European preferreds were subject to wide swings in performance, but ended up with a strong gain for the period.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Fund performance

The Fund had a positive total return for the period and outperformed its benchmarks. Factors that aided relative performance based on NAV included favorable security selection in the bank sector. This partly reflected our non-ownership of certain bank preferreds (trading at a premium) that declined on news that the issues would be redeemed at par. Security selection among utilities companies also contributed positively to performance.

Our overweights in telecommunications and real estate preferreds detracted from relative return, although favorable security selection in these sectors partly countered the effect. We had an out-of-benchmark allocation to pipeline company preferreds that had a positive total return, but trailed the wider market.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), supported the Fund's performance for the period as compared with its benchmarks, which are not leveraged.

Impact of derivatives on Fund performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange the floating rate for a fixed rate. During the period, the Fund's use of swaps had a negative impact on the NAV and performance of the Fund.

The Fund also used derivatives in the form of currency forward contracts in order to manage currency risk on Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund's total return for the period.

Investment Outlook

Although we recognize that sentiment toward Europe can shift rapidly, in our view, the region's general trend toward cooperation has lowered the risk of extreme outcomes in the near term. With key elections now behind us, we see less potential for unsettling political news. We nonetheless remain underweight continental European issuers (particularly issuers located in the periphery), while seeing very good value in certain securities that we feel have been overly punished.

With the backdrop of investors desiring material income in the low rate environment, we believe that solid technicals can further bolster preferreds over the next few months. We believe trust preferreds should continue to shrink in supply as U.S. banks redeem issues that are destined to lose Tier 1 capital status. As issues are removed from the market, exchange-traded funds (ETFs) and other investors, in our view, are likely to replace their holdings with the remaining preferred securities in the market, potentially providing price support. The prices of recently-issued preferreds have been gradually moving up, reflecting positive technicals.

Meanwhile, we believe demand for preferreds' attractive absolute and relative income is unlikely to fade, barring a severe economic slowdown. Given recent disappointments in U.S. employment reports

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

and the Fed's efforts to avoid economic contraction, we believe interest rates will stay near historically low levels, possibly through 2014. In this environment, yields on preferreds, currently close to 7% on average, should, in our view, remain significantly higher than what's available in alternative fixed-income securities such as corporate bonds and Treasuries.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2012, leverage represented 30% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable-rate obligations to fixed-rate obligations for the term of the swap agreements). Specifically, as of June 30, 2012, we have fixed the rate on 85% of our borrowings at an average interest rate of 1.6% for an average remaining period of 2.1 years (when we first entered into the swaps, the average term was 3.5 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	30%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Swaps	1.6%
Weighted Average Term on Swaps	2.1 years
Current Rate on Debt[b]	1.1%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2012. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2012

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)	$13,751,200	3.2
Centaur Funding Corp., 9.08%, due 4/21/20, 144A	11,815,625	2.8
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series I	11,662,500	2.7
American International Group, 8.175%, due 5/15/58, (FRN)	10,485,800	2.5
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144A	10,075,000	2.4
Wells Fargo & Co., 7.50%, Series L (Convertible)	8,460,000	2.0
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)	7,791,181	1.8
General Electric Capital Corp., 7.125%, due 12/15/49, Series A	7,634,707	1.8
Enterprise Products Operating LP, 8.375%, due 8/1/66	7,631,858	1.8
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)	7,607,250	1.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	52.9%
BANK	14.5%
Ally Financial, 7.35%, due 8/8/32[a]		110,600	$2,640,022
BAC Capital Trust II, 7.00%, due 2/1/32, Series Va		42,594	1,073,369
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[a]		312,397	7,791,181
Citigroup Capital XVI, 6.45%, due 12/31/66, Series W (TruPS)		45,000	1,107,000
CoBank ACB, 7.00%, 144A ($50 Par Value)[b,c]		75,000	3,731,250
Countrywide Capital IV, 6.75%, due 4/1/33[a]		63,322	1,555,188
Countrywide Capital V, 7.00%, due 11/1/36[a]		139,579	3,468,538
First Niagara Financial Group, 8.625%, Series Ba		100,000	2,740,000
First Republic Bank, 6.70%, Series A		52,135	1,371,672
Fleet Capital Trust VIII, 7.20%, due 3/15/32		34,266	862,133
KeyCorp, 7.75%, due 12/31/49, Series A ($100 Par Value)(Convertible)[a]		20,308	2,264,342
PNC Financial Services Group, 6.125%, Series P		80,000	2,108,000
US Bancorp, 6.50%, Series Fa		80,000	2,286,400
US Bancorp, 6.00%, Series G		75,000	2,053,500
Zions Bancorp, 9.50%, due 12/29/49, Series Ca		122,725	3,217,849
Zions Bancorp, 7.90%, Series F		180,000	4,905,000
			43,175,444
BANK—FOREIGN	5.4%
Barclays Bank PLC, 7.75%, Series IVa		181,580	4,561,290
Deutsche Bank Capital Funding Trust VIII, 6.375%[a]		51,363	1,239,903
Deutsche Bank Contingent Capital Trust III, 7.60%[a]		122,983	3,159,433
National Westminster Bank PLC, 7.76%, Series Ca		157,226	3,506,140
Royal Bank of Scotland Group PLC, 6.40%, Series M		102,000	1,787,040
Royal Bank of Scotland Group PLC, 6.35%, Series N		114,862	1,981,369
			16,235,175

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
ELECTRIC—INTEGRATED	2.5%
DTE Energy Co., 6.50%, due 12/1/61[a]		104,441	$2,949,414
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series Ga		77,895	2,060,323
NextEra Energy Capital Holdings, 5.625%, due 6/15/72, Series H		33,595	873,134
SCE Trust I, 5.625%		60,000	1,528,800
			7,411,671
FINANCE—INVESTMENT BANKER/BROKER	0.6%
Raymond James Financial, 6.90%, due 3/15/42		72,158	1,958,368
INSURANCE	11.8%
LIFE/HEALTH INSURANCE—FOREIGN	1.4%
Aegon NV, 6.375%		37,523	916,687
Aegon NV, 6.875%		36,589	907,041
Aegon NV, 7.25%		51,800	1,311,576
Aegon NV, 8.00%, due 2/15/42		36,530	964,027
			4,099,331
MULTI-LINE	2.2%
American International Group, 7.70%, due 12/18/62[a]		94,516	2,429,061
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		160,000	4,326,400
			6,755,461
MULTI-LINE—FOREIGN	4.4%
ING Groep N.V., 6.125%[a]		108,600	2,200,236
ING Groep N.V., 6.375%[a]		104,870	2,191,783
ING Groep N.V., 7.05%		94,064	2,191,691
ING Groep N.V., 7.375%[a]		171,502	4,085,178
ING Groep N.V., 8.50%[a]		92,789	2,362,408
			13,031,296

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
REINSURANCE—FOREIGN	3.8%
Arch Capital Group Ltd., 6.75%		125,000	$3,250,000
Aspen Insurance Holdings Ltd., 7.25%		76,000	1,945,600
Axis Capital Holdings Ltd., 6.875%, Series C		100,044	2,680,179
Endurance Specialty Holdings Ltd., 7.50%, Series B		100,000	2,631,000
Montpelier Re Holdings Ltd., 8.875%		29,100	788,610
			11,295,389
TOTAL INSURANCE			35,181,477
INTEGRATED TELECOMMUNICATIONS SERVICES	4.1%
Qwest Corp., 7.00%, due 4/1/52[a]		114,879	2,954,688
Qwest Corp., 7.375%, due 6/1/51[a]		170,495	4,513,003
Telephone & Data Systems, 6.875%, due 11/15/59[a]		137,534	3,705,166
United States Cellular Corp., 6.95%, due 5/15/60[a]		36,504	978,307
			12,151,164
REAL ESTATE	12.9%
DIVERSIFIED	2.4%
Cousins Properties, 7.50%, Series Ba		110,000	2,774,200
DuPont Fabros Technology, 7.875%, Series Aa		103,254	2,701,125
Sovereign Real Estate Investment Trust, 12.00%, 144A ($1,000 Par Value)[b]		1,500	1,572,520
			7,047,845
HOTEL	0.5%
Hersha Hospitality Trust, 8.00%, Series Ba		62,500	1,590,625
INDUSTRIAL	1.4%
First Potomac Realty Trust, 7.75%, Series Aa		120,000	3,034,800
Monmouth Real Estate Investment Corp., 7.875%, Series Bc		37,500	991,125
			4,025,925

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	2.5%
CommonWealth REIT, 6.50%, Series D (Convertible)[a]		90,025	$1,976,049
Hudson Pacific Properties, 8.375%, Series Ba		70,000	1,866,200
SL Green Realty Corp., 7.625%, Series Ca		69,986	1,800,740
SL Green Realty Corp., 7.875%, Series Da		65,825	1,675,904
			7,318,893
RESIDENTIAL	1.1%
APARTMENT	0.5%
Apartment Investment & Management Co., 7.75%, Series Ua		62,776	1,570,656
MANUFACTURED HOME 0.6%
Equity Lifestyle Properties, 8.034%, Series Aa		69,928	1,829,316
TOTAL RESIDENTIAL			3,399,972
SHOPPING CENTER	4.2%
COMMUNITY CENTER	3.0%
DDR Corp., 7.375%, Series Ha		180,000	4,512,600
DDR Corp., 7.50%, Series Ia		69,160	1,737,991
Kite Realty Group Trust, 8.25%, Series Aa		100,000	2,550,000
			8,800,591
REGIONAL MALL	1.2%
CBL & Associates Properties, 7.375%, Series Da		144,935	3,703,089
TOTAL SHOPPING CENTER			12,503,680
SPECIALTY	0.8%
Entertainment Properties Trust, 7.375%, Series Da		97,783	2,469,999
TOTAL REAL ESTATE			38,356,939
TRANSPORT—MARINE	1.1%
Seaspan Corp., 9.50%, due 1/29/49, Series Ca		116,902	3,179,734
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$149,158,097)			157,649,972

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	80.7%
BANK	25.8%
Citigroup, 8.40%, due 4/29/49, Series Ec		6,987,000	$7,293,450
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,000,000	4,250,176
CoBank ACB, 11.00%, Series C, 144A ($50 Par Value)[b,d]		100,000	5,340,630
Countrywide Capital III, 8.05%, due 6/15/27, Series Be		1,815,000	2,039,606
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value) Series I		10,000	11,662,500
Goldman Sachs Capital I, 6.345%, due 2/15/34[d]		4,500,000	4,268,484
Huntington Bancshares, 8.50%, due 12/31/49, Series A (Convertible)[a]		2,048	2,347,008
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[a]		12,500,000	13,751,200
JP Morgan Chase Capital XXV, 6.80%, due 10/1/37, Series Y		1,450,000	1,453,618
NB Capital Trust II, 7.83%, due 12/15/26[a]		3,503,000	3,524,893
PNC Financial Services Group, 6.75%, due 7/29/49, (FRN)[a]		4,500,000	4,764,672
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[a]		6,900,000	7,607,250
Wells Fargo & Co., 7.50%, Series L (Convertible)[a]		7,520	8,460,000
			76,763,487

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
BANK—FOREIGN	17.9%
Abbey National Capital Trust I, 8.963%, due 12/29/49[a]		4,000,000	$3,860,000
Banco do Brasil SA/Cayman, 9.25%, due 12/31/49, 144Ab		5,500,000	6,125,900
Barclays Bank PLC, 6.278%, due 12/31/49		2,000,000	1,537,500
Barclays Bank PLC, 6.86%, due 12/31/49, 144Ab		2,297,000	2,044,330
BNP Paribas, 7.195%, due 12/31/49, 144Aa,b		3,250,000	2,811,250
BPCE SA, 9.00%, due 12/31/49, (France)(EUR)		900,000	1,013,665
Claudius Ltd., 7.875%, due 12/12/49		5,000,000	5,032,500
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa,b		7,750,000	10,075,000
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ab		4,000,000	3,400,000
Lloyds TSB Bank PLC, 6.35%, due 12/31/49, (United Kingdom) (EUR)		1,000,000	860,529
Lloyds TSB Bank PLC, 9.875%, due 12/16/21, (FRN)		1,000,000	1,076,229
Rabobank Nederland, 8.40%, due 12/31/49		5,000,000	5,020,000
Rabobank Nederland, 11.00%, due 6/29/49, 144Aa,b		3,350,000	4,236,243
Royal Bank of Scotland PLC, 9.50%, due 3/16/22, (FRN)		1,350,000	1,413,659
SMFG Preferred Capital, 9.50%, due 7/29/49, 144A (FRN)[a,b]		1,700,000	2,057,000
Standard Chartered PLC, 7.014%, due 7/29/49, 144Aa,b		3,000,000	2,913,573
			53,477,378
FINANCE—INVESTMENT ADVISORY SERVICES—FOREIGN	0.5%
Old Mutual PLC, 8.00%, due 6/3/21, (United Kingdom)(GBP)		1,000,000	1,593,935
INSURANCE	20.9%
LIFE/HEALTH INSURANCE	1.9%
American General Institutional Capital A, 7.57%, due 12/1/45, 144A ($1,000 Par Value)[b]		2,000,000	2,015,000
American General Institutional Capital B, 8.125%, due 3/15/46, 144Aa,b		2,000,000	2,080,000
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,b		1,405,000	1,405,000
			5,500,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
LIFE/HEALTH INSURANCE—FOREIGN	1.7%
Prudential PLC, 7.75%, due 6/23/16[a]		5,000,000	$5,062,500
MULTI-LINE	8.2%
American International Group, 8.175%, due 5/15/58 (FRN)[a]		9,620,000	10,485,800
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		6,450,000	7,191,750
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b		5,599,000	6,886,770
			24,564,320
MULTI-LINE—FOREIGN	3.0%
AXA SA, 8.60%, due 12/15/30[a]		2,000,000	2,144,334
AXA SA, 6.379%, due 12/31/49, 144Aa,b		2,050,000	1,619,500
Cloverie PLC, 8.25%, due 12/31/49		2,000,000	2,097,016
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49		3,050,000	3,054,575
			8,915,425
PROPERTY CASUALTY	1.9%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,b		3,000,000	3,045,000
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144Aa,b		2,500,000	2,595,495
			5,640,495
REINSURANCE—FOREIGN	4.2%
Aquarius + Investments PLC, 8.25%, due 12/31/49		2,510,000	2,497,450
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa,b		4,550,000	4,038,125
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144Aa,b		2,250,000	2,033,649
Swiss Re Capital I LP, 6.854%, due 5/29/49, 144Ab		1,500,000	1,382,978
Swiss Reinsurance Co., Ltd., Series I, 7.635%, due 12/31/49, (Australia)(AUD)		3,000,000	2,551,676
			12,503,878
TOTAL INSURANCE			62,186,618
INTEGRATED TELECOMMUNICATIONS SERVICES	4.0%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ab		10,000	11,815,625

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OIL & GAS EXPLORATION & PRODUCTION	0.6%
Origin Energy Finance Ltd., 7.875%, due 6/16/71, (Australia) (EUR)		1,500,000	$1,860,303
PIPELINES	5.6%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		5,980,000	6,485,519
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B		2,500,000	2,678,065
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		7,036,000	7,631,858
			16,795,442
UTILITIES	5.4%
ELECTRIC UTILITIES	2.5%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		7,015,000	7,452,659
GAS UTILITIES	0.4%
Southern Union Co., 3.483%, due 11/1/66, (FRN)		1,250,000	1,023,438
MULTI UTILITIES	2.5%
Dominion Resources, 7.50%, due 6/30/66, Series Aa		3,900,000	4,161,951
PPL Capital Funding, 6.70%, due 3/30/67, Series Aa		3,300,000	3,299,175
			7,461,126
TOTAL UTILITIES			15,937,223
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$235,744,680)			240,430,011
		Principal Amount
CORPORATE BONDS	8.6%
BANK	0.9%
Regions Financial Corp., 7.375%, due 12/10/37		$2,700,000	2,673,000
DIVERSIFIED FINANCIAL SERVICES	2.6%
General Electric Capital Corp., 7.125%, due 12/15/49, Series A		7,200,000	7,634,707
INSURANCE	2.4%
LIFE/HEALTH INSURANCE	0.7%
Aviva PLC, 8.25%, due 4/29/49		2,000,000	1,980,782

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Principal Amount	Value
PROPERTY CASUALTY	1.7%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab		$5,250,000	$5,201,327
TOTAL INSURANCE			7,182,109
INTEGRATED TELECOMMUNICATIONS SERVICES	2.7%
CenturyLink, 7.65%, due 3/15/42[d]		3,000,000	2,920,035
Citizens Communications Co., 9.00%, due 8/15/31[a]		5,500,000	5,280,000
			8,200,035
TOTAL CORPORATE BONDS (Identified cost—$25,283,368)			25,689,851
		Number of Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[f]		650,000	650,000
Federated Government Obligations Fund, 0.01%[f]		650,000	650,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,300,000)			1,300,000
TOTAL INVESTMENTS (Identified cost—$411,486,145)	142.6%		425,069,834
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.6)%		(127,030,709)
NET ASSETS (Equivalent to $24.81 per share based on 12,011,197 shares of common stock outstanding)	100.0%		$298,039,125

Note: Percentages indicated are based on the net assets of the Fund.

a  A portion or all of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $182,151,591 in aggregate has been pledged as collateral.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 32.1% of the net assets of the Fund, of which 1.3% are illiquid.

c  Illiquid security. Aggregate holdings equal 4.0% of the net assets of the Fund.

d  A portion of the security is segregated as collateral for interest rate swap transactions. $4,651,999 in aggregate has been segregated as collateral.

e  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $561,875 in aggregate has been segregated as collateral.

f  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

Interest rate swaps outstanding at June 30, 2012 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Royal Bank of Canada	$45,000,000	1.695%	0.239%	February 2, 2015	$(1,515,020)
Royal Bank of Canada	$40,000,000	1.517%	0.241%	February 10, 2014	(775,727)
Royal Bank of Canada	$25,000,000	1.750%	0.245%	August 22, 2014	(735,338)
					$(3,026,085)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2012.

Forward foreign currency exchange contracts outstanding at June 30, 2012 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers, Harriman	AUD	2,535,921	USD	2,452,875	7/3/12	$(142,639)
Brown Brothers, Harriman	USD	2,596,669	AUD	2,535,921	7/3/12	(1,155)
Brown Brothers, Harriman	AUD	2,550,540	USD	2,604,471	8/2/12	1,400
Brown Brothers, Harriman	EUR	2,844,257	USD	3,517,550	7/3/12	(81,855)
Brown Brothers, Harriman	USD	3,602,536	EUR	2,844,257	7/3/12	(3,131)
Brown Brothers, Harriman	EUR	2,921,757	USD	3,701,399	8/2/12	3,041
Brown Brothers, Harriman	GBP	986,880	USD	1,518,956	7/3/12	(26,647)
Brown Brothers, Harriman	USD	1,547,724	GBP	986,880	7/3/12	(2,121)
Brown Brothers, Harriman	GBP	1,022,468	USD	1,603,353	8/2/12	2,132
						$(250,975)

Glossary of Portfolio Abbreviations

AUD  Australian Dollar

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$411,486,145)	$425,069,834
Cash	8,513
Receivable for:
Dividends and interest	5,033,762
Investment securities sold	1,065,131
Unrealized appreciation on forward foreign currency exchange contracts	6,573
Other assets	16,772
Total Assets	431,200,585
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	3,026,085
Unrealized depreciation on forward foreign currency exchange contracts	257,548
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	487,597
Investment management fees	241,940
Administration fees	17,281
Interest expense	8,211
Directors' fees	964
Other liabilities	121,834
Total Liabilities	133,161,460
NET ASSETS	$298,039,125
NET ASSETS consist of:
Paid-in capital	$285,102,921
Accumulated undistributed net investment income	728,118
Accumulated undistributed net realized gain	1,901,859
Net unrealized appreciation	10,306,227
$298,039,125
NET ASSET VALUE PER SHARE:
($298,039,125 ÷ 12,011,197 shares outstanding)	$24.81
MARKET PRICE PER SHARE	$24.92
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	0.44%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $10,903 of foreign withholding tax)	$7,076,763
Interest income (net of $34,098 of foreign withholding tax)	8,040,938
Total Income	15,117,701
Expenses:
Investment management fees	1,458,845
Interest expense	749,730
Administration fees	141,877
Professional fees	60,330
Custodian fees and expenses	37,128
Shareholder reporting expenses	25,480
Directors' fees and expenses	11,570
Transfer agent fees and expenses	10,556
Registration and filing fees	6,148
Line of credit fees	109
Miscellaneous	23,861
Total Expenses	2,525,634
Net Investment Income	12,592,067
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,001,042
Foreign currency transactions	396,158
Interest rate swap transactions	(772,806)
Net realized gain	2,624,394
Net change in unrealized appreciation (depreciation) on:
Investments	24,029,002
Foreign currency translations	(360,918)
Interest rate swap transactions	35,430
Net change in unrealized appreciation (depreciation)	23,703,514
Net realized and unrealized gain	26,327,908
Net Increase in Net Assets Resulting from Operations	$38,919,975

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$12,592,067	$24,327,123
Net realized gain (loss)	2,624,394	(1,755,618)
Net change in unrealized appreciation (depreciation)	23,703,514	(13,476,272)
Net increase in net assets resulting from operations	38,919,975	9,095,233
Dividends and Distributions to Shareholders from:
Net investment income	(12,391,567)	(21,678,167)
Tax return of capital	—	(1,021,314)
Total dividends and distributions to shareholders	(12,391,567)	(22,699,481)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	157,130	7,114,309
Total increase (decrease) in net assets	26,685,538	(6,489,939)
Net Assets:
Beginning of period	271,353,587	277,843,526
End of period[a]	$298,039,125	$271,353,587

a  Includes accumulated undistributed net investment income of $728,118 and $527,618, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2012 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$38,919,975
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(118,906,822)
Net purchases, sales and maturities of short-term investments	1,900,252
Net amortization/accretion of premium (discount)	340,879
Proceeds from sales and maturities of long-term investments	116,947,760
Net increase in dividends and interest receivable and other assets	(459,652)
Net increase in interest expense payable, accrued expenses and other liabilities	31,599
Net change in unrealized appreciation on investments	(24,029,002)
Net change in unrealized appreciation on interest rate swap transactions	(35,430)
Net change in unrealized depreciation on forward foreign currency exchange contracts	365,874
Net realized gain on investments	(3,001,042)
Cash provided by operating activities	12,074,391
Cash Flows from Financing Activities:
Increase in net assets from Fund share transactions	157,130
Distributions paid on common shares	(12,434,592)
Cash used for financing activities	(12,277,462)
Decrease in cash	(203,071)
Cash at beginning of period	211,584
Cash at end of period	$8,513

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011	For the Period November 24, 2010[a] through December 31, 2010
Net asset value, beginning of period	$22.60	$23.74	$23.88
Income from investment operations:
Net investment income	1.05	2.03	0.08
Net realized and unrealized gain (loss)	2.19	(1.28)	0.01
Total income from investment operations	3.24	0.75	0.09
Less dividends and distributions to shareholders from:
Net investment income	(1.03)	(1.81)	(0.17)
Net realized gain	—	—	(0.00)[b]
Tax return of capital	—	(0.08)	—
Total dividends and distributions to shareholders	(1.03)	(1.89)	(0.17)
Offering costs charged to paid-in capital	—	(0.00)[b]	(0.06)
Dilutive effect of issuance of common shares	(0.00)[b]	(0.00)[b]	(0.00)[b]
Net increase (decrease) in net asset value	2.21	(1.14)	(0.14)
Net asset value, end of period	$24.81	$22.60	$23.74
Market value, end of period	$24.92	$21.68	$24.83
Total net asset value return[c]	14.51%[d]	3.20%	0.12%[d]
Total market value return[c]	19.90%[d]	–5.35%	0.03%[d]

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011	For the Period November 24, 2010[a] through December 31, 2010
Net assets, end of period (in millions)	$298.0	$271.4	$277.8
Ratio of expenses to average daily net assets	1.75%[e]	1.78%	1.17%[e]
Ratio of expenses to average daily net assets (excluding interest expense)	1.23%[e]	1.28%	1.17%[e]
Ratio of net investment income to average daily net assets	8.73%[e]	8.57%	3.79%[e]
Ratio of expenses to average daily managed assets[f]	1.21%[e]	1.24%	—
Portfolio turnover rate	27%[d]	48%	1%[d]
Revolving Credit Agreement
Asset coverage ratio for revolving credit agreement	331%	310%	—
Asset coverage per $1,000 for revolving credit agreement	$3,310	$3,104	—

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2012, transfers between Level 1 and Level 2 securities totaled $6,913,151.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value—Bank	$43,175,444	$39,444,194	$—	$3,731,250	[a]
Preferred Securities—$25 Par Value—Real Estate— Diversified	7,047,845	5,475,325	1,572,520	—
Preferred Securities—$25 Par Value—Other Industries	107,426,683	107,426,683	—	—
Preferred Securities— Capital Securities—Bank	76,763,487	10,807,008	58,663,029	7,293,450	[a]
Preferred Securities— Capital Securities— Other Industries	163,666,524	—	163,666,524	—
Corporate Bonds	25,689,851	—	25,689,851	—
Money Market Funds	1,300,000	—	1,300,000	—
Total Investments[b]	$425,069,834	$163,153,210	$250,891,924	$11,024,700
Forward foreign currency exchange contracts	6,573	—	6,573	—
Total Appreciation in Other Financial Instruments[b]	$6,573	$—	$6,573	$—
Interest rate swaps	(3,026,085)	—	(3,026,085)	—
Forward foreign currency exchange contracts	(257,548)	—	(257,548)	—
Total Depreciation in Other Financial Instruments[b]	$(3,283,633)	$—	$(3,283,633)	$—

a  Deemed illiquid and valued by a pricing service which utilized independent broker quotes.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. Such items include investments for which the determination of fair value is based on prices from reputable dealers or third party pricing services without applying any adjustment.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— $25 Par Value— Bank	Preferred Securities— Capital Securities— Oil & Gas Exploration & Production	Preferred Securities— Capital Securities— Bank
Balance as of December 31, 2011	$5,193,214	$3,426,562	$1,766,652	$—
Accretion	2	—	2	—
Change in unrealized appreciation	398,337	304,688	93,649	—
Transfers into Level 3	7,293,450	—	—	7,293,450
Transfers out of Level 3	(1,860,303)	—	(1,860,303)	—
Balance as of June 30, 2012	$11,024,700	$3,731,250	$—	$7,293,450

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $304,688. Transfers are recognized at the end of the period.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities and Forward Foreign Currency Exchange Contracts: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

In connection with its investments in foreign securities, the Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts (forward contracts) to hedge or manage these exposures. Forward contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The risks include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDA") which sets forth the general terms and conditions of the Fund's swap transactions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

daily managed assets. For the six months ended June 30, 2012, the Fund paid the investment manager $104,203 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $3,071 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $118,029,471 and $113,093,701, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2012 and the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the financial statements. The notional amount of outstanding forward foreign currency exchange contracts at June 30, 2012 was $7,909,223. The average notional amount outstanding during the six months ended June 30, 2012 was $7,746,355. The balance of outstanding interest rate swaps at June 30, 2012 is representative of the volume outstanding throughout the six months ended June 30, 2012.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	—	$—	Unrealized depreciation	$3,026,085
Forward foreign
currency exchange
contracts	Unrealized appreciation	6,573	Unrealized depreciation	257,548

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(772,806)	$35,430
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	404,368	(365,874)

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$411,486,145
Gross unrealized appreciation	$17,491,141
Gross unrealized depreciation	(3,907,452)
Net unrealized appreciation	$13,583,689

As of December 31, 2011, the Fund had a short-term net capital loss carryforward of $166,579 which may be used to offset future capital gains. These losses may offset capital gains recognized in any future period. In addition, the Fund incurred short-term capital losses of $347,455 and net ordinary losses of $13,448 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund issued 6,457 and 22,245 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not effect any repurchases.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has a revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a facility fee of 0.45% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers or violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2012, the Fund had outstanding borrowings of $129,000,000. During the six months ended June 30, 2012, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 1.15%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	11,062,979.570	169,577.414
Robert H. Steers	11,042,170.199	190,386.785
C. Edward Ward Jr.	11,074,144.664	158,412.320

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (11/24/10)	One Year	Since Inception (11/24/10)
10.20%	11.09%	12.24%	8.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors noted that the Fund has been in existence for less than two years and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Funds' median and blended benchmark for the one-year period ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in preferred securities. The Board of Directors further considered the Fund's performance versus a group of closed-end funds compiled by the Investment Advisor, and noted that the Fund underperformed the group's median for the one-year period. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual advisory fees and total expense ratio at managed and common asset levels and contractual advisory fees at managed asset levels compared to the medians of the Peer Funds, noting that the Fund was in line with the Peer Funds' medians across all categories. The Board of Directors further considered the Fund's actual and contractual advisory fees and total expense ratio at managed asset levels versus a group of closed-end funds compiled by the Investment Advisor; noting the Fund's actual and contractual advisory fees and total expense ratio at managed asset levels were in line with the group's medians, while at common asset levels the Fund's actual advisory fee and net expense ratio were higher than the group's medians. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: PSF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Select Preferred and Income Fund

PSFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:  September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date:  September 4, 2012